3Q INVESTOR PRESENTATION October 22, 2019 Member FDIC. © 2019 United Community Bank

Disclosures CAUTIONARY STATEMENT This Investor Presentation contains forward-looking statements, as defined by federal securities laws, including statements about United Community Banks, Inc. (“United”) and its financial outlook and business environment. These statements are based on current expectations and are provided to assist in the understanding of our operations and future financial performance. Our operations and such performance involves risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements. For a discussion of some of the risks and other factors that may cause such forward- looking statements to differ materially from actual results, please refer to United’s filings with the Securities and Exchange Commission, including its 2018 Annual Report on Form 10-K under the section entitled “Forward-Looking Statements.” Forward- looking statements speak only as of the date they are made, and we undertake no obligation to update or revise forward-looking statements. NON-GAAP MEASURES This Investor Presentation includes financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). This financial information includes certain operating performance measures, which exclude merger-related and other charges that are not considered part of recurring operations. Such measures include: “Earnings per share – operating,” “Diluted earnings per share – operating,” “Tangible book value per share,” “Return on common equity – operating,” “Return on tangible common equity – operating,” “Return on assets – operating,” “Efficiency ratio – operating,” “Expenses – operating,” and “Tangible common equity to tangible assets.” Management has included these non-GAAP measures because it believes these measures may provide useful supplemental information for evaluating United’s underlying performance trends. Further, management uses these measures in managing and evaluating United’s business and intends to refer to them in discussions about our operations and performance. Operating performance measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance with GAAP, and are not necessarily comparable to non-GAAP measures that may be presented by other companies. To the extent applicable, reconciliations of these non-GAAP measures to the most directly comparable GAAP measures can be found in the ‘Non-GAAP Reconciliation Tables’ included in the exhibits to this Presentation. 2

United Community Banks, Inc. $12.8 $8.9 Committed to Service Since 1950 Billion in Assets Billion in Total Loans $2.3 $10.8 Billion in Total Deposits Billion Market Cap 180% Price / TBV 1.58% Return on average assets - 12.6x operating Price / EPS (2020E) Full Service Branch Network Extended Navitas and SBA Markets 55.64% 12.4% Efficiency ratio - GAAP  Metro-focused branch network with  Offered in 48 states across the CET1 locations in the fastest growing MSAs in continental U.S. the Southeast  Our SBA business has $80.2 million in 53.90%  Top 10 market share in GA and SC 2019 originations and includes both an Efficiency ratio – operating(1)  142 branch locations, 5 loan production in-footprint business and a national offices, and 5 mortgage loan offices business with 11 specific verticals across GA, NC, SC and TN  Our Navitas subsidiary lends on essential use commercial equipment and makes up 8.2% of loans 0.63% 0.24% Cost of Deposits One of the lowest cost of NPAs / Assets deposit bases in the Market data as of October 17, 2019 (1) See non-GAAP reconciliation table slides at the end of the exhibits for a reconciliation of Southeast operating performance measures to GAAP performance measures 3

United’s Priorities Service People Performance Best-in-Class A great place to Sustainable top- customer work for great quartile ROA service across people all channels Return on assets – operating of 1.58% in 3Q19, up 8 basis points from 2Q19 4

Attractive Markets – United Deposits RALEIGH $0.5 bn KNOXVILLE $0.5 bn GREENVILLE / SPARTANBURG $1.0 bn CHARLESTON / MYRTLE BEACH $0.5 bn ATLANTA $2.9 bn Density of United Branch Locations Source: S&P Global Market Intelligence 5 United deposits as of 6/30/2019

Profitability Above Peers Return on Assets - GAAP Return on Equity - GAAP 1.50% 12.50% 1.45% 1.45% 12.00% 11.83% 1.40% 11.50% 1.35% 1.31% 11.00% 1.30% 10.50% 10.13% 1.25% 10.00% 1.20% 9.50% 1.15% 9.00% 1.10% 8.50% 1.05% 8.00% 1.00% 2019 YTD 2019 YTD UCBI KRX Peers UCBI KRX Peers Achieved top quartile ROA target in 2019 Note: Peer comparison banks comprise the KBW Regional Bank Index (ticker: KRX) Source: S&P Global Market Intelligence 6 United results as of 3Q19; KRX results as of 2Q19

12.16% Return on common equity - $0.60 GAAP Earnings per share - 16.38% 3Q19 Highlights GAAP Return on tangible common equity - operating Earnings Per Share Return on Assets $0.63 1.58% 15% $0.59 $0.60 $0.63 $0.54 $0.55 $0.55 1.51% Earnings per share - YOY growth in 1.50% operating, up 15% YOY Book value per share 1.42% 1.41% 1.40% 3Q18 2Q19 3Q19 3Q18 2Q19 3Q19 GAAP Operating (1) GAAP Operating (1) 1.51% 17% YOY growth in Tangible Return on assets - GAAP book value per share Book Value Per Share Dividends Per Share $19.65 $20.16 $0.58 $17.56 $0.50 $15.38 $15.90 $0.38 Annualized 3Q EOP $13.54 1.58% loan growth of Return on assets - operating 4%, excluding indirect auto runoff of $24mm 3Q18 2Q19 3Q19 2017 2018 YTD 2019 GAAP Operating (1) Dividends per share $0.17 Core transaction deposit growth of Quarterly Dividend, $105 mm up 13% YOY in 3Q (1) See non-GAAP reconciliation table slides at the end of the exhibits for a 7 reconciliation of operating performance measures to GAAP performance

Net Interest Revenue / Margin(1) $ in millions $119.3 $117.7 $112.1  Net interest revenue increased $1.6 mm (1%) vs. 2Q19 and $7.2 mm (6%) vs. 3Q18  Net interest margin flat quarter-over-quarter and up 17 bps YoY  Benefited from organic loan growth, strong low cost deposit growth and a continued shift towards loans from securities  Accretable yield contributed $4.2 mm or 15 bps to 3Q19 NIM vs. 12 bps in 2Q19, which partially offset the impact of rate cuts 3.95% 4.12% 4.12% 3Q18 2Q19 3Q19 Net Interest Revenue Net Interest Margin (1) (1) Net interest margin is calculated on a fully-taxable equivalent basis 8

Valuable Deposit Mix 3Q19 Total Deposits $10.8 billion Time 18%  33% of deposits are Demand Deposits DDA 33%  UCBI cost of deposits down 2 bps to 0.63% in 3Q19 Savings 6%  UCBI cost of deposits significantly lower than KRX peer levels (0.65% in 2Q19 vs. KRX peers at 0.86%) 22% MMDA 21% NOW Note: Peer comparison banks comprise the KBW Regional Bank Index (ticker: KRX) 9 Source: S&P Global Market Intelligence

Strong Core Transaction Deposit Growth $ in billions $7.503 $7.398  EOP transaction accounts increased $105 mm in 3Q19 to $7.5 bn and increased $547 mm YTD $7.091  Money market deposits up $79 mm from 2Q19, which drove the majority of 3Q19 core transaction growth  Transaction accounts increased 10% annualized YTD  First Madison closed on May 1st and added $138 mm in core transaction deposits in 2Q19 1Q19 2Q19 3Q19 Note: Transaction accounts include demand deposits, NOW, money market and savings accounts 10

Loans 3Q19 Total Loans $8.9 billion Residential Construction  Annualized linked-quarter loan growth was Home Equity $65 mm, or 3% 2% 8%  Excluding the impact of planned indirect auto Residential runoff and the addition of First Madison, YTD Mortgage loan growth was 7% annualized 13% (1) C&I 41%  Diversified portfolio, weighted towards C&I Other 3% Consumer  Well within regulatory guidance on construction and CRE levels  The 100%/300% ratios stand at 87% and 211% of Tier 1 risk-based capital, respectively 22% CRE 11% Commercial Construction (1) C&I includes commercial and industrial loans, owner-occupied CRE loans and equipment finance loans 11

Noninterest Income $ in millions $29.0 Linked Quarter $1.6  Fees up $4.5 mm $24.2 $24.5  Mortgage fees up $3.3 mm driven mainly by record production ($508 mm in 3Q19 rate locks vs. $390 mm in $1.5 $2.6 $8.7 2Q19)  SBA fees up $0.17 mm from 2Q19 to $1.6 mm from 2Q19 $5.3 $5.3 Year-over-Year $1.7 $1.6  Fees up $4.9 mm $1.5  Rate locks up 71% compared to last year ($508 mm in $7.1 3Q19 vs. $298 mm in 3Q18) $7.1  3Q19 SBA loan sales of $21.0 mm, down 42% from $36.0 $5.7 mm in 3Q18 due to strategic change to hold more production $9.1 $9.0 $9.9 3Q18 2Q19 3Q19 Service Charges Other Brokerage Mortgage SBA 12

Expense Discipline $ in millions $82.9 $81.8 $80.3 Linked Quarter $77.7 $77.1 $77.7  GAAP and operating expenses increased 1% and 3%, respectively  Revenue driven brokerage and mortgage commissions drove the majority of the increase in salary and benefits expense compared to last quarter 57.3%  First Madison operating expenses added $1.1 mm in 3Q19  Operating efficiency ratio improved 52 bps to 53.9% 56.8% Year-over-Year 55.6% 56.4%  Market expansions and acquisitions drove GAAP and operating expenses higher by 7% and 4%, respectively  Continued cost control efforts help drive operating efficiency 54.4% ratio improvement of 249 bps 53.9% 3Q18 2Q19 3Q19 Expenses Efficiency Ratio GAAP GAAP (1) Operating (1) Operating (1) See non-GAAP reconciliation table slides at the end of the exhibits for a reconciliation of operating performance 13 measures to GAAP performance measures

Credit Quality Provision for Credit Losses Net Charge-Offs as % $ in millions of Average Loans $3.25 $3.10 0.12% 0.11% $1.80 0.07% 3Q18 2Q19 3Q19 3Q18 2Q19 3Q19 Allowance for Loan Losses Non-Performing Assets as % of Total Assets 0.74% 0.70% 0.70% 0.24% 0.21% 0.19% 3Q18 2Q19 3Q19 3Q18 2Q19 3Q19 14

Capital Ratios Holding Company 3Q18 2Q19 3Q19 Common Equity Tier 1 Capital 12.0% 12.1% 12.4 % Tier 1 Risk-Based Capital 12.3 12.4 12.7 Total Risk-Based Capital 14.2 14.2 14.5 Leverage 9.5 10.0 10.2 Tangible Common Equity to 8.9 9.9 10.2 Tangible Assets  All regulatory capital ratios significantly above “well-capitalized”  Quarterly dividend of $0.17 per share (up 13% YoY)  Repurchased a total of 195,443 shares outstanding in 3Q19 at an average price of $26.51 for a total of $5.2 mm; $37 mm remaining on current share repurchase authorization *3Q19 Capital Ratios are preliminary 15

Key Strengths  Culture and business model that attracts both bankers and potential acquisition partners  Positioned well in many of the South's fastest-growing markets  Superior customer service helps drive strong core deposit growth  Well-developed credit model that drives consistent performance through cycles  Liquid balance sheet and strong capital offer flexibility in changing rate environments 16

3Q INVESTOR PRESENTATION Exhibits Member FDIC. © 2019 United Community Bank

Who We Are Full-Service Regional Bank with a Strong Culture Rooted in Sound Credit Underwriting & Growth Cultural Pillars Customer Service Is at Our Foundation  Underwriting conservatism and portfolio diversification High-Quality  Top quartile credit quality performance Balance  Prudent capital, liquidity and interest-rate risk management Sheet  Focused on improving return to shareholders with increasing ROTCE and dividend growth  Managing a steady margin with minimal accretion income  Fee revenue expansion through focused growth initiatives  Continued operating expense discipline while investing in Profitability growth opportunities  Executing on M&A cost savings  High-quality, low-cost core deposit base  Addition of Commercial Banking Solutions platforms (middle- market banking, SBA lending, senior care, income-property lending, asset-based lending, builder finance, renewable energy, equipment finance) and actively pursuing additional lending platforms Growth  Entered into and continue to target new markets with team lift-outs  Continuous emphasis on and enhancement of Mortgage product offerings to drive loan and revenue growth  Acquisitions that fit our footprint and culture and deliver 18 desired financial returns

AWARDS & RECOGNITION 19

Who We Are Focused on High-Growth MSAs in Southeast 2024 (2) 2019-2024 Strong Demographic Profile Projected Fastest Growing Projected 2019 Median Southeast MSAs (1) Population Population Household ’19 – ’24 Projected Population Growth Growth Income 1. Myrtle Beach, SC 9.66% 485,770 $55,203 5.2% 3.6% 2. Cape Coral, FL 8.46% 757,170 $62,988 3. Orlando, FL 8.13% 2,589,416 $65,275 UCBI US 4. Charleston, SC 8.11% 799,117 $70,920 ’19 – ’24 Projected Household Income Growth 5. Raleigh, NC 8.02% 1,366,959 $85,734 6. Naples, FL 7.86% 381,728 $73,715 10.8% 7. Lakeland, FL 7.55% 705,037 $54,996 8.8% 8. North Port, FL 7.53% 825,378 $66,059 UCBI US 9. Charlotte, NC 7.29% 2,591,118 $73,487 10. Jacksonville, FL 6.92% 1,549,094 $67,247 Median Household Income 17. Atlanta, GA 6.52% 6,017,552 $77,092 $63,174 $57,412 19. Greenville, SC 6.18% 912,621 $62,654 20. Savannah, GA 6.15% 395,004 $68,589 23. Spartanburg, SC 5.93% 340,535 $55,507 UCBI US UCBI MSA Presence (Branch and or LPO) Source: S&P Global Market Intelligence 20 (1) Includes MSAs with a population of greater than 300,000 (2) Weighted by State deposits

Commercial RE Diversification – 9/30/2019 Commercial Real Estate - Income Producing % Outstanding Total Outstanding $1.9 billion Other 15% Office Buildings 22% Multi-Residential Properties 7% 9% Warehouse 17% Retail Buildings 10% Hotels/Motels 10% 10% Assisted Living/Nursing Investor Home/Rehab Centers Outstanding Average Loan Size Residential (in thousands )  Commercial Construction $466  Commercial RE:  Composite CRE 452  Owner-Occupied 370  Income-Producing 562 21

Strong Credit Culture 2. Add Significant Talent  CEO with deep knowledge and 1. Process Change experience in credit  In 2014, centralized and  2015 Rob Edwards brought in to lead streamlined consumer underwriting team (BB&T, TD Bank) and related functions  Senior credit risk team now has large  Significantly strengthened bank credit risk experience commercial process for approvals and monitoring 3. Concentration Management: BUILT TO Size 5. Concentration Management: OUTPERFORM  In house project lending limit of $20 Product mm, legal lending limit of $366 mm IN THE NEXT  Construction & CRE ratio as a  Relationship limit of $35 mm percentage of Tier 1 RBC = CYCLE  $125 mm of SNC’s outstanding, 87%/211% $207 mm committed  C&D > 30% in cycle, now 15.1%  Top 25 relationships = $632 mm,  Land in C&D $246 mm 7.1 % of total loans  Navitas 8.2% of loans  Granular product concentration limits 4. Concentration Management: Geography  Four state franchise with mix of metro and rural markets 22

Non-GAAP Reconciliation Tables $ in thousands, except per share data 3Q18 4Q18 1Q19 2Q19 3Q19 (1) (1) (1) (1) (1) Diluted Earnings per share Diluted earnings per share - GAAP $ 0.54 $ 0.56 $ 0.55 $ 0.55 $ 0.60 Merger-related and other charges 0.01 0.01 0.01 0.04 0.03 Diluted earnings per share - Operating 0.55 0.57 0.56 0.59 0.63 Return on Assets Return on assets - GAAP 1.41% 1.43% 1.44% 1.40% 1.51 % Merger-related and other charges 0.01 0.02 0.01 0.10 0.07 Return on assets - Operating 1.42% 1.45% 1.45% 1.50% 1.58 % Book Value per share Book Value per share - GAAP $ 17.56 $ 18.24 $ 18.93 $ 19.65 $ 20.16 Effect of goodwill and other intangibles (4.02) (4.00) (4.00) (4.27) (4.26) Tangible book value per share $ 13.54 $ 14.24 $ 14.93 $ 15.38 $ 15.90 (1) Merger-related and other charges for 3Q19, 2Q19, 1Q19, 4Q18, 3Q18, 2Q18 and 1Q18 include $64 thousand, $193 thousand, $193 thousand, $269 thousand, $478 thousand, $593 thousand and $593 thousand, respectively, of intangible amortization resulting from payments made to 23 executives under their change of control agreements. The resulting intangible assets are being amortized over 12 to 24 months.

Non-GAAP Reconciliation Tables

$ in thousands, except per share data

	3Q18 (1)	4Q18 (1)	1Q19 (1)	2Q19 (1)	3Q19 (1)
Return on Tangible Common Equity					
Return on common equity - GAAP	11.96 %	12.08 %	11.85 %	11.45 %	12.16 %
Effect of merger-related and other charges	0.13	0.17	0.15	0.82	0.51
Return on common equity - Operating	12.09	12.25	12.00	12.27	12.67
Effect of goodwill and intangibles	3.72	3.63	3.46	3.61	3.71
Return on tangible common equity - Operating	15.81 %	15.88 %	15.46 %	15.88 %	16.38 %
Expenses					
Expenses - GAAP	$ 77,718	$ 78,242	$ 76,084	$ 81,813	$ 82,924
Merger-related and other charges	(592)	(1,234)	(739)	(4,087)	(2,605)
Expenses - Operating	$ 77,126	$ 77,008	$ 75,345	$ 77,726	$ 80,319
Efficiency Ratio					
Efficiency Ratio - GAAP	56.82 %	56.73 %	55.32 %	57.28 %	55.64 %
Merger-related and other charges	(0.43)	(0.90)	(0.54)	(2.86)	(1.74)
Efficiency Ratio - Operating	56.39 %	55.83 %	54.78 %	54.42 %	53.90 %
Tangible common equity to tangible assets					
Common Equity to assets ratio - GAAP	11.30 %	11.59 %	12.06 %	12.26 %	12.53 %
Effect of goodwill and intangibles	(2.35)	(2.30)	(2.30)	(2.40)	(2.37)
Tangible common equity to tangible assets ratio	8.95 %	9.29 %	9.76 %	9.86 %	10.16 %

(1) Merger-related and other charges for 3Q19, 2Q19, 1Q19, 4Q18, 3Q18, 2Q18 and 1Q18 include $64 thousand, $193 thousand, $193 thousand, $269 thousand, $478 thousand, $593 thousand and $593 thousand, respectively, of intangible amortization resulting from payments made to executives under their change of control agreements. The resulting intangible assets are being amortized over 12 to 24 months.

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